Significant accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Significant accounting judgments, estimates and assumptions
3.	Significant accounting judgments, estimates and assumptions
The preparation of the Group’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, the accompanying disclosures, and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
Other disclosures relating to the Group’s exposure to risks and uncertainties includes:

•	Capital management (Note 32)

•	Financial risk management objectives and policies (Note 31)

•	Sensitivity analyses disclosures (Note 12 and 31)
3.1	Judgments
In the process of applying the Group’s accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognized in the consolidated financial statements:
Revenue from Contracts with Customers
The Group applied the following judgments that significantly affect the determination of the amount and timing of revenue from contracts with customers:

•	Identifying contract price and performance obligations in sales of engines
The Group provides certain warranties for both general repairs and maintenance service as part of the sales of engines. For general repairs, such warranties will be assurance-type warranty that will continue to be accounted for under IAS 37
Provisions, Contingent Liabilities and Contingent Assets
. For maintenance services, it will be accounted for as a service-type warranties that are capable of being distinct and customers can benefit from the service on its own. Hence, the Group identified two separate performance obligation, one is the promise to transfer the engine and the other one is to provide maintenance services after reaching certain on-road
mileage or running hours. Consequently, the Group allocated a portion of the transaction price to the engines and the maintenance services based on a combination of expected cost plus a margin and residual approaches.

Please refer to Note 6.3.
Derecognition of bills receivable
The Group sell certain bills receivable to banks on an ongoing basis depending on funding needs and money market conditions. While the buyer is responsible for servicing the receivables upon maturity of the bills receivable, Chinese law governing bills allows recourse to be traced to all the parties in the discounting process. In relation to the derecognition of bills receivable when discounted, the management believes that the contractual right to receive the cash flows from the asset have terminated with the Group, but transferred to the banks. Accordingly, bills receivable are derecognized, and a discount equal to the difference between the carrying value of the bills receivable and cash received is recorded in the statement of profit or loss. Please refer to Note
 15.
Deferred tax assets
Deferred tax assets are recognized for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilized. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits together with future tax planning strategies. The carrying amounts of deferred tax assets as of December 31, 2020 and 2021 are RMB

400.2 million and RMB 398.2 million (US$

63.0 million) respectively, and primarily relate to unutilized capital allowances and investment allowances, as well as other unrecognized temporary differences relating to asset impairment and deferred grants. If the Group was able to recognize all unrecognized deferred tax assets, profit would increase by RMB
159.2 million (US$

25.2 million)
for year ended December 31, 2021 (
2020
: RMB 157.6 million).
Development costs
Development costs are capitalized in accordance with the accounting policy in Note 2.3 (l). Capitalization of development costs requires the application of management judgment to determine, what continues to constitute development activities and when a development project should cease further capitalization of development costs. Management judgment is also required to ascertain the nature of expenses that qualify for capitalization.

3.2	Estimates and assumptions
The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Group based its assumptions and estimates on parameters available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond the control of the Group. Such changes are reflected in the assumptions when they occur.
Impairment of
non-financial
assets
Impairment exists when the carrying value of an asset or cash-generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow (“DCF”) model. The cash flows are derived from the forecasts for the next eight to ten years and do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the asset’s performance of the CGU being tested. The Group, based on its history of operations, believes that the adoption of forecast for more than five years is reasonable. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. Th
e
se estimates are most relevant to goodwill, development costs and trademarks recognized by the Group. The key assumptions used to determine the recoverable amount for the different CGUs and assets, including a sensitivity analysis, are disclosed and further explained in Note 12.